File Number: 33-84546
                                               Filed Pursuant to Rule 497(e) of
                                               The Securities Act of 1933

                                                                June 24, 2005


Supplement to the May 1, 2005 Class I and II Shares Prospectuses for Pioneer Balanced VCT Portfolio


Basic information about Pioneer Balanced VCT Portfolio The following replaces the first paragraph of the section:

Principal investment strategies
For purposes of the portfolio's investment policies, the portfolio's equity investments include common stocks, convertible debt, equity interests in real estate investment trusts (REITs), and securities with common stock characteristics, such as preferred stocks. The portfolio's investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities, short term debt securities, cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.

Debt securities in which the portfolio invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.



                                                              17804-00-0605
                                   (c) 2005 Pioneer Funds Distributor, Inc.
                                        Underwriter of Pioneer mutual funds
                                                                Member SIPC